January 28, 2016

GATOR OPPORTUNITIES FUND

Supplement to the Prospectus dated July 29, 2015, as supplemented December 21, 2015 and January 20, 2016

On January 20, 2016, the Gator Opportunities Fund (the “Fund”), a series of the Gator Series Trust (the “Trust”), notified shareholders that the Fund would be closing and liquidating through a supplement to the Prospectus (the “January 20 Supplement”). At the time the January 20 Supplement was filed, the Trust’s Agreement and Declaration of Trust dated November 29, 2012 (the “Trust Agreement”) required the Trust’s Board of Trustees (the “Board”) to provide 60 days’ prior notice to shareholders of the Board’s intention to close and liquidate the Fund (the “Prior Notice Requirement”). Accordingly, the January 20 Supplement projected liquidation of the Fund no later than March 21, 2016 ( the “Original Closing Date”) to fulfill the Prior Notice Requirement.

Following the January 20 Supplement, a majority of the Fund’s outstanding shares of beneficial interest approved and consented in writing on January 26, 2016, to amend the Trust Agreement to waive the application of the Prior Notice Requirement with respect to the Fund, and to close and liquidate the Fund as soon as practicable (the “Shareholder Consent”). In light of the Shareholder Consent, the Trust intends to close and liquidate the Fund on or after February 15, 2016 (the “New Closing Date”), rather than on or after the Original Closing Date. An information statement, which is expected to be sent to shareholders on or after February 7, 2016, will provide more information on the Shareholder Consent and the liquidation of the Fund.

Through the date of the Fund’s liquidation, currently scheduled to take place on the New Closing Date, Gator Capital Management, LLC, the Fund’s investment adviser, will continue to waive fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund’s fees and expenses at their current level, as specified in the Prospectus.

As previously explained in the January 20 Supplement, the Board, by means of written consent on January 20, 2016, directed that: (i) all of the Fund’s portfolio securities be liquidated to cash in an orderly manner on or before the Original Closing Date; and (ii) all outstanding shareholder accounts on the Original Closing Date be closed and the proceeds of each account be sent to the shareholder’s address of record or to such other address as directed by the shareholder including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing fund accounts. As a result of the liquidation of the Fund’s portfolio securities described above, the Fund’s normal exposure to investments will be reduced and eventually eliminated.  Accordingly, shareholders should not expect the Fund to achieve its stated investment objective.

While shares are no longer available for purchase, shareholders may continue to freely redeem their shares on each business day during the Fund’s liquidation process. The distribution of proceeds from the closing of shareholder accounts remaining on the New Closing Date will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns.  In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets.  In order to avoid a potential tax issue, shareholders may choose to authorize a direct transfer of their retirement account assets to another tax-deferred retirement account before the Fund liquidates.  Typically, shareholders have 60 days from the date of the liquidation to invest the proceeds in another IRA or qualified retirement account; otherwise the liquidation proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding this Supplement, please call 855-270-2678.

Investors Should Retain this Supplement for Future Reference